                                                                   Exhibit 99c
                                                            Form 10-K for 1993
                                                               File No. 1-8609



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 11-K



                                 ANNUAL REPORT



                       Pursuant to Section 15(d) of the
                        Securities Exchange Act of 1934


                  For the fiscal year ended December 31, 1993



                         Commission File Number 1-8609







                      PACTEL CORPORATION RETIREMENT PLAN







                             PACIFIC TELESIS GROUP



              130 Kearny Street, San Francisco, California  94108

                               TABLE OF CONTENTS

                                  Description


Item                                                            Page
- ----                                                            ----

1.  Financial Statements and Exhibits .........................   3

Item 1. Financial Statements and Exhibits.

             (a)  Financial Statements of the Plan included herein:

                  Report of Independent Accountants

                  Financial Statements:

                       Statements of Net Assets Available for Plan Benefits - December 31, 1993 and 1992.

                       Statements of Changes in Net Assets Available for Plan Benefits - for the years ended December 31, 1993, 1992 and 1991.

                       Notes to Financial Statements

                  Schedules:

                       Schedule   I - Item 27a  - Schedule of Assets  Held for
                       Investment Purposes

                       Schedule II - Item 27d - Schedule of Reportable Transactions

                       Other schedules are omitted because they are not applicable or the information required is contained in the Financial Statements.

             (b)  Exhibits:  NONE

                       REPORT OF INDEPENDENT ACCOUNTANTS


PacTel Corporation Retirement Plans Committee
PacTel Corporation Retirement Plan:

We have audited the statements of net assets available for plan benefits of the PacTel Corporation Retirement Plan as of December 31, 1993 and 1992 and the related statements of changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the plan administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of PacTel Corporation Retirement Plan as of December 31, 1993 and 1992 and changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions as of December 31, 1993 are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

As discussed in Note 3, the Plan changed its method of accounting for benefits payable.

/s/ COOPERS & LYBRAND

San Francisco, California
May 27, 1994

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                         STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                                 for the year ended December 31, 1993
                                                        (Dollars in Thousands)
                                                                                                        Interest
                                                      Company       High Growth                        Income Fund
                                                    Stock Fund          Fund         Equity Fund        (Formerly
                                                     (Formerly       (Formerly        (Formerly         Guaranteed
                                                     PTG Stock      Growth/Risk     Conservative          Interest
                                                       Fund)            Fund)       Equity Fund)           Fund)
             ASSETS:                                ----------      -----------      -----------       -----------
Investments at Fair Value (cost $73,154)
  Pacific Telesis Group Common Shares                 $29,830          $     -          $     -           $     -
  SIT New Beginning Growth Fund                             -           17,679                -                 -
  State Street S&P 500 Index Flagship Fund                  -                -           12,596                 -
  Contracts with Insurance Companies                        -                -                -            10,737
  State Street Yield Plus Fund                              -                -                -                 -
  State Street Bond Market Fund                             -                -                -                 -
  State Street PacTel Balanced Fund                         -                -                -                 -
  Short Term Investments                                    -                2                2             1,928
                                                     ---------        ---------        ---------         ---------
     Total Investments                                 29,830           17,681           12,598            12,665
Contributions Receivable - Net of Forfeitures           1,134              829              537                21
Fund and Other Transfers Receivable - Net                 902                -                -                 -
Dividends and Interest Receivable                         297                -                -                 -
                                                     ---------        ---------        ---------         ---------
     Total Assets                                      32,163           18,510           13,135            12,686
                                                     ---------        ---------        ---------         ---------
         LIABILITIES:

Fund and Other Transfers Payable - Net                      -              112              119               489
                                                   -----------       ----------       ----------        ----------
     Total Liabilities                                      -              112              119               489
                                                   -----------       ----------       ----------        ----------
Net Assets Available for Plan Benefits,
  December 31, 1993                                   $32,163          $18,398          $13,016           $12,197
                                                   ===========       ==========       ==========        ==========

The accompanying Notes are an integral part of the Financial Statements.

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                         STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                           for the year ended December 31, 1993 (Continued)
                                                        (Dollars in Thousands)

                                                       Money                           Balanced
                                                   Market Fund       Bond Fund           Fund             Total
             ASSETS:                               -----------      -----------      -----------       -----------
Investments at Fair Value (cost $73,154)
  Pacific Telesis Group Common Shares                   $    -           $    -          $     -           $29,830
  SIT New Beginning Growth Fund                              -                -                -            17,679
  State Street S&P 500 Index Flagship Fund                   -                -                -            12,596
  Contracts with Insurance Companies                         -                -                -            10,737
  State Street Yield Plus Fund                           4,928                -                -             4,928
  State Street Bond Market Fund                              -            1,204                -             1,204
  State Street PacTel Balanced Fund                          -                -            7,188             7,188
  Short Term Investments                                    14                3                2             1,951
                                                     ---------        ---------        ---------         ---------
     Total Investments                                   4,942            1,207            7,190            86,113
Contributions Receivable - Net of Forfeitures              667              112              400             3,700
Fund and Other Transfers Receivable - Net                    -                -                -               902
Dividends and Interest Receivable                            -                -                -               297
                                                     ---------        ---------        ---------         ---------
     Total Assets                                        5,609            1,319            7,590            91,012
                                                     ---------        ---------        ---------         ---------
            LIABILITIES:

Fund and Other Transfers Payable - Net                     112               48              204             1,084
                                                   -----------       ----------       ----------        ----------
     Total Liabilities                                     112               48              204             1,084
                                                   -----------       ----------       ----------        ----------
Net Assets Available for Plan Benefits,
  December 31, 1993                                     $5,497           $1,271           $7,386           $89,928
                                                   ===========       ==========       ==========        ==========

The accompanying Notes are an integral part of the Financial Statements.

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                         STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                                 for the year ended December 31, 1992
                                                        (Dollars in Thousands)
                                                                                                        Interest
                                                      Company       High Growth                        Income Fund
                                                    Stock Fund          Fund         Equity Fund        (Formerly
                                                     (Formerly       (Formerly        (Formerly         Guaranteed
                                                     PTG Stock      Growth/Risk     Conservative          Interest
                                                       Fund)            Fund)       Equity Fund)           Fund)
             ASSETS:                                ----------      -----------      -----------       -----------
Investments at Fair Value (cost $54,498)
  Pacific Telesis Group Common Shares                 $17,082          $     -          $     -           $     -
  SIT New Beginning Growth Fund                             -           13,756                -                 -
  State Street S&P 500 Index Flagship Fund                  -                -            9,909                 -
  Contracts with Insurance Companies                        -                -                -            12,061
  State Street Yield Plus Fund                              -                -                -                 -
  State Street Bond Market Fund                             -                -                -                 -
  State Street PacTel Balanced Fund                         -                -                -                 -
  Short Term Investments                                   35                -                -             2,193
                                                     ---------        ---------        ---------         ---------
     Total Investments                                 17,117           13,756            9,909            14,254
Contributions Receivable - Net of Forfeitures             699              972              553                 -
Fund and Other Transfers Receivable - Net                 356               14               68                 -
Dividends and Interest Receivable                         208                -                -                 -
                                                     ---------        ---------        ---------         ---------
     Total Assets                                      18,380           14,742           10,530            14,254
                                                     ---------        ---------        ---------         ---------
         LIABILITIES:
Fund and Other Transfers Payable - Net                      -                -                -               629
Forfeitures - Net of Contributions Receivable               -                -                -                11
                                                   -----------       ----------       ----------        ----------
     Total Liabilities                                      -                -                -               640
                                                   -----------       ----------       ----------        ----------
Net Assets Available for Plan Benefits,
  December 31, 1992                                   $18,380          $14,742          $10,530           $13,614
                                                   ===========       ==========       ==========        ==========

The accompanying Notes are an integral part of the Financial Statements.

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                         STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                           for the year ended December 31, 1992 (Continued)
                                                        (Dollars in Thousands)

                                                       Money                           Balanced
                                                   Market Fund       Bond Fund           Fund             Total
             ASSETS:                               -----------      -----------      -----------       -----------
Investments at Fair Value (cost $54,498)
  Pacific Telesis Group Common Shares                   $    -             $  -           $    -           $17,082
  SIT New Beginning Growth Fund                              -                -                -            13,756
  State Street S&P 500 Index Flagship Fund                   -                -                -             9,909
  Contracts with Insurance Companies                         -                -                -            12,061
  State Street Yield Plus Fund                           1,338                -                -             1,338
  State Street Bond Market Fund                              -              462                -               462
  State Street PacTel Balanced Fund                          -                -            4,121             4,121
  Short Term Investments                                    10                -                -             2,238
                                                     ---------        ---------        ---------         ---------
     Total Investments                                   1,348              462            4,121            60,967
Contributions Receivable - Net of Forfeitures              940              118              488             3,770
Fund and Other Transfers Receivable - Net                    -               57                -               495
Dividends and Interest Receivable                            -                -                -               208
                                                     ---------        ---------        ---------         ---------
     Total Assets                                        2,288              637            4,609            65,440
                                                     ---------        ---------        ---------         ---------
            LIABILITIES:
Fund and Other Transfers Payable - Net                      35                -               48               712
Forfeitures - Net of Contributions Receivable                -                -                -                11
                                                   -----------       ----------       ----------        ----------
     Total Liabilities                                      35                -               48               723
                                                   -----------       ----------       ----------        ----------
Net Assets Available for Plan Benefits,
  December 31, 1992                                     $2,253             $637           $4,561           $64,717
                                                   ===========       ==========       ==========        ==========

The accompanying Notes are an integral part of the Financial Statements.

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                                 for the year ended December 31, 1993
                                                        (Dollars in Thousands)
                                                                 Interest
                          Company   High Growth                Income Fund
                         Stock Fund    Fund      Equity Fund    (Formerly
                         (Formerly  (Formerly     (Formerly     Guaranteed      Money
                         PTG Stock  Growth/Risk  Conservative    Interest       Market       Bond      Balanced
                           Fund)       Fund)     Equity Fund)      Fund)         Fund        Fund        Fund         Total
                          --------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets Available
  for Plan Benefits,
  January 1, 1993         $18,230     $14,659       $10,459       $13,563      $2,243         $635       $4,557      $64,346

Add: Adjustment for
  Cumulative Effect on
  Prior Years of Applying
  Retroactively the New
  Method of Accounting
  for Distributions
  Payable (Note 3)            150          83            71            51          10            2            4          371
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets Available for
  Plan Benefits, January
  1, 1993, as Adjusted     18,380      14,742        10,530        13,614       2,253          637        4,561       64,717
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Employee Contributions/
  Salary Deferrals          2,404       2,196         1,365             -         854          261        1,142        8,222
Employing Company
  Contributions             3,469       2,936         1,839             -       2,835          393        1,593       13,065
Transfers                   4,213      (1,529)       (1,125)       (1,348)         14           <5>        <220>           -
Forfeitures and
  Other - Net                (229)       (197)         (116)         (275)       <331>         <15>         <77>      <1,240>
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
  Total Contributions       9,857       3,406         1,963        (1,623)      3,372          634        2,438       20,047

The accompanying Notes are an integral part of the Financial Statements. (Continued)

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                           for the year ended December 31, 1993 (Continued)
                                                        (Dollars in Thousands)
                                                                 Interest
                          Company   High Growth                Income Fund
                         Stock Fund    Fund      Equity Fund    (Formerly
                         (Formerly  (Formerly     (Formerly     Guaranteed     Money
                         PTG Stock  Growth/Risk  Conservative    Interest      Market       Bond       Balanced
                           Fund)       Fund)     Equity Fund)      Fund)        Fund        Fund         Fund         Total
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Investment Income:
  Dividends on Pacific
    Telesis Group
    Common Shares           1,032           -             -             -           -            -            -          1,032
  Other Dividends               -          26             -             -           -            -            -             26
  Interest                     13           -             1         1,006         120            -            1          1,141
Appreciation of
  Investments - Net         4,329       1,416         1,106             -           -           70          666          7,587
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
  Total Additions
  (Deductions)
    - Net                  15,231       4,848         3,070          (617)      3,492          704        3,105         29,833
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Less, Distributions to
  Participants (Note 3)     1,448       1,192           584           800         248           70          280          4,622
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
  Net Increase (Decrease)  13,783       3,656         2,486        (1,417)      3,244          634        2,825         25,211
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets Available
  for Plan Benefits,
  December 31, 1993       $32,163     $18,398       $13,016       $12,197      $5,497       $1,271       $7,386        $89,928
                         ========== ===========  ============  ===========  ===========  ===========  ===========  ===========

The accompanying Notes are an integral part of the Financial Statements.

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                                 for the year ended December 31, 1992
                                                        (Dollars in Thousands)
                                                                 Interest
                          Company   High Growth                Income Fund
                         Stock Fund    Fund      Equity Fund    (Formerly
                         (Formerly  (Formerly     (Formerly     Guaranteed      Money
                         PTG Stock  Growth/Risk  Conservative    Interest       Market        Bond      Balanced
                           Fund)       Fund)     Equity Fund)      Fund)         Fund         Fund        Fund        Total
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets Available
  for Plan Benefits,
  January 1, 1992,
  as Previously Reported  $15,129     $ 8,555       $ 6,747       $16,914      $    -         $  -       $    -       $47,345

Add: Adjustment for
  Cumulative Effect on
  Prior Years of Applying
  Retroactively the New
  Method of Accounting
  for Distributions
  Payable (Note 3)            251         107            34           388           -            -            -           780
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets Available for
  Plan Benefits, January
  1, 1992, as Adjusted     15,380       8,662          6,781       17,302           -            -            -        48,125
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Employee Contributions/
  Salary Deferrals          1,746       1,477         1,053           932         435           94          449         6,186
Employing Company
  Contributions             2,587       2,366         1,602         1,824       1,676          201          849        11,105
Transfers                    (973)      2,458           871        (5,873)         95          336        3,086             -
Forfeitures and
  Other - Net                (264)        (40)          (53)         (596)         49           (2)          51          (855)
                         ---------- -----------  ------------  -----------   ----------  ----------- ------------  -----------
  Total Contributions       3,096       6,261         3,473        (3,713)      2,255          629        4,435        16,436

The accompanying Notes are an integral part of the Financial Statements. (Continued)

                                                  PACTEL CORPORATION RETIREMENT PLAN
                                    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                                           for the year ended December 31, 1992 (Continued)
                                                        (Dollars in Thousands)
                                                                 Interest
                          Company   High Growth                Income Fund
                         Stock Fund    Fund      Equity Fund    (Formerly
                         (Formerly  (Formerly     (Formerly     Guaranteed      Money
                         PTG Stock  Growth/Risk  Conservative    Interest       Market        Bond      Balanced
                           Fund)       Fund)     Equity Fund)      Fund)         Fund         Fund        Fund        Total
                         ---------- -----------  ------------  -----------  -----------  -----------  -----------  -----------
Investment Income:
  Dividends on Pacific
    Telesis Group
    Common Shares             790           -             -             -           -            -            -           790
  Other Dividends               -          51           103             -           -            -            -           154
  Interest                     11           2             4         1,286          10            -            -         1,313
Appreciation of
  Investments - Net            80         300           584             -           -           13          151         1,128
                         ---------- -----------   -----------  -----------  -----------  -----------  -----------  -----------
  Total Additions
  (Deductions)
  - Net                     3,977       6,614         4,164        (2,427)      2,265          642        4,586        19,821
                         ---------- -----------   -----------  -----------  -----------  -----------  -----------  -----------
Less, Distributions to
  Participants (Note 3)       977         534           415         1,261          12            5           25         3,229
                         ---------- -----------   -----------  -----------  -----------  -----------  -----------  -----------
  Net Increase (Decrease)   3,000       6,080         3,749        (3,688)      2,253          637        4,561        16,592
                         ---------- -----------  ------------  -----------   ----------  ----------- ------------  -----------
Net Assets Available
  for Plan Benefits,
  December 31, 1992,      $18,380     $14,742       $10,530       $13,614      $2,253         $637       $4,561       $64,717
  as Adjusted            ========== ===========  ============  ===========   ==========  =========== ============  ===========

The accompanying Notes are an integral part of the Financial Statements.

                      PACTEL CORPORATION RETIREMENT PLAN
        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     for the year ended December 31, 1991
                            (Dollars in Thousands)

                            PTG    Growth/  Conservative Guaranteed
                           Stock     Risk      Equity     Interest
                            Fund    Fund         Fund        Fund     Total
                          -------- -------- ------------ ---------- -------
Net Assets Available
  for Plan Benefits,
  January 1, 1991, as
  Previously Reported    $13,650    $4,147      $4,249    $13,577  $35,623

Add: Adjustment for
  Cumulative Effect on
  Prior Years of Applying
  Retroactively the New
  Method of Accounting
  for Distributions
  Payable (Note 3)           234        28           3        112      377
                         -------- ---------  ----------- --------- --------
Net Assets Available for
  Plan Benefits January
  1, 1991, as Adjusted    13,884     4,175       4,252     13,689   36,000
                         -------- ---------  ----------- --------- --------
Employee Contributions/
  Salary Deferrals         1,843       718         662      1,579    4,802

Employing Company
  Contributions            2,540     1,035         917      3,429    7,921

Transfers                   (721)      566         325       (170)       -

Forfeitures and
  Other - Net               (181)      (68)         12       (338)    (575)
                         -------- ---------  ----------- --------- --------
  Total Contributions      3,481     2,251       1,916      4,500   12,148

Investment Income:
  Dividends on Pacific
    Telesis Group
    Common Shares            586         -           -          -      586
  Other Dividends              -        32         155          -      187
  Interest                    40         -           4      1,364    1,408
Appreciation/(Depreciation)
  of Investments - Net       (61)    2,877       1,122          -    3,938
                         -------- ---------  ----------- --------- --------
  Total Additions          4,046     5,160       3,197      5,864   18,267
                         -------- ---------  ----------- --------- --------

The accompanying Notes are an integral part of the Financial Statements. (Continued)

                      PACTEL CORPORATION RETIREMENT PLAN
        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
               for the year ended December 31, 1991 (Continued)
                            (Dollars in Thousands)

                            PTG    Growth/  Conservative Guaranteed
                           Stock     Risk      Equity     Interest
                            Fund    Fund         Fund        Fund     Total
                          -------- -------- ------------ ---------- -------

Less, Distributions to
  Participants (Note 3)    1,147       352         375      1,079    2,953

Net Assets Transferred
  Out of the Plan
  (Note 6)                (1,403)     (321)       (293)    (1,172)  (3,189)
                         -------- ---------  ----------- --------- --------
  Net Increase             1,496     4,487       2,529      3,613   12,125
                         -------- ---------  ----------- --------- --------
Net Assets Available
  for Plan Benefits,
  December 31, 1991,
  as Adjusted            $15,380    $8,662      $6,781    $17,302  $48,125
                         ======== =========  =========== ========= ========

The accompanying Notes are an integral part of the Financial Statements.

                      PACTEL CORPORATION RETIREMENT PLAN
                         NOTES TO FINANCIAL STATEMENTS

1.  Plan Description
    ----------------

    The following description of the PacTel Corporation Retirement Plan (the "Plan") provides only general information. Participants should refer to the Prospectus/Summary Plan Description dated December 1991, as amended, for a more complete description of the Plan's provisions, including the income tax consequences of participation and restrictions on early withdrawals from the Plan.

    General:

    The Plan was established by Pacific Telesis Group (the "Corporation") to encourage employees to make and continue careers with PacTel Corporation and other participating PacTel Corporation subsidiary companies. The Plan was adopted on September 26, 1986 and commenced operation on January 1, 1987. The Plan is a defined contribution plan covering eligible employees of participating subsidiary companies of PacTel Corporation or its separate operating units participating in the Plan ("Participating Entities").

    Eligibility:

    An employee is eligible to participate in the Plan if he or she (a) is an employee of a Participating Entity, and (b) has completed at least six consecutive months with 500 hours of service. "Leased" employees are not eligible to participate, nor are non-resident aliens unless the Participating Entity expressly permits otherwise.

    Employee Deductions:

    A participant may authorize a deduction of any whole percentage (not to exceed 16%) of compensation. Deductions may be designated as before-tax deductions (Salary Deferrals) or as after-tax deductions (Employee Contributions). Any before-tax deductions reduce an employee's W-2 compensation for income tax purposes. However, they are taxable when distributed from the Plan, and they are subject to severe restrictions on in-service withdrawals. Before-tax deductions are limited to a maximum of $8,994 for 1993. This maximum allowable limit is subject to annual revision for cost-of-living increases. Before-tax deductions do not reduce an employee's compensation for FICA withholding (i.e., Social Security benefits) and most Participating Entity benefits.

    A participant may not make more than two elections to authorize, change, suspend or resume employee deductions in any calendar year, except that an employee may always elect to suspend employee deductions.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Plan Description (Continued)
    ----------------------------

    Participating Entity Contributions:

    The Plan provides four types of Company Contributions:

    (a) Basic Contributions - Each participant will receive an allocation of Basic Contributions equal to a percentage between 0% and 6% of compensation, depending on the rate selected by his or her Participating Entity.

    (b) Matching Contributions - Each participant will receive an allocation of Matching Contributions equal to a percentage between 0% and 100% of the participant's employee deductions, depending on the matching rate selected by his or her Participating Entity. For this purpose, employee deductions are limited to 6% of compensation.

    (c) Variable Contributions - If a Participating Entity elects to make a Variable Contribution for a calendar year, each participant who was employed at the end of the calendar year or who has died, attained retirement status or incurred a disability during such year will receive an allocation of Variable Contributions based on the proportion that his or her compensation paid by the Participating Entity bears to the aggregate compensation paid by that entity to all participants.

    (d) QNEC Contributions - If a Participating Entity elects to make Qualified Nonelective Contributions (QNEC), each non-highly compensated participant employed by that entity will receive a QNEC allocation.

    Investment Directions:

    A participant's own deductions and share of Company Contributions will be remitted to the Trustee for investment under the Plan. A participant may direct the investment of his or her deductions and share of Company Contributions in increments of ten percent in one or more of the following Investment Funds (see note 2 for changes made to the Plan in 1992):

         (a)  The Company Stock Fund;
         (b)  The High Growth Fund;
         (c)  The Equity Fund;
         (d)  The Money Market Fund;
         (e)  The Bond Fund;  and
         (f)  The Balanced Fund.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Plan Description (Continued)
    ---------------------------

    Investment Directions: (Continued)

    Effective July 1, 1992 future deductions and Company Contributions cannot be invested in the Interest Income Fund.

    A participant may, as of the first business day of any month, change investment directions as to future deductions and allocations of Company Contributions and may redirect the investment of his or her total account among the six investment funds, however, three months must pass between each such change. The election to make changes must be made at least 15 days before the effective date of the change. Effective July 1, 1992, future deductions and Company Contributions cannot be directed into the Interest Income Fund. Account balances may still be directed out of the Interest Income Fund, however, subject to certain restrictions (See Note
    2).

    The participant's interest in the investment funds is represented by dollar units based on the fair market value of the underlying assets. Assets are valued as of the last business day of each calendar month.

    Vesting:

    Employee deductions are always fully vested and nonforfeitable. Company Contributions are fully vested and nonforfeitable if, before the participant terminates employment, the participant dies, becomes disabled or attains age 65, receives payment from the Company's Separation Pay Plan, or the Plan is terminated or partially terminated.

    Company   Contributions  which   do  not   so  vest   become   vested  and
    nonforfeitable pursuant to the following schedule:

                 Years of Service                  Vested Percentages
                 ----------------                  ------------------

         Less than 3 years .......................         0%
         3 years but less than 4 years ...........        60%
         4 years but less than 5 years ...........        80%
         5 or more years .........................       100%

    A participant receives credit for a year of service for each calendar year in which at least 1000 hours of service are completed. Company Contributions which are not yet vested will be forfeited when the participant terminates employment.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Plan Description (Continued)
    ----------------------------

    In-Service Withdrawals:

    While still an employee, a participant can withdraw all or part ($250 minimum) of the value of his or her Rollover Account and/or Employee Contribution Account. Additionally, a participant who is 100% vested in his or her Matching Account may withdraw all or part ($250 minimum) of such account. Withdrawals from the Salary Deferral Account can be made by participants over 59 1/2 or by participants who have incurred a serious financial hardship. Other than withdrawals from the Salary Deferral Account, a participant cannot make more than two withdrawals in any period of 12 consecutive months. A participant who makes a withdrawal from any account other than the Salary Deferral Account is not eligible to receive Matching Contributions for a six-month period, regardless of the participant's age. A participant under the age of 59 1/2 who makes a withdrawal from the Salary Deferral Account is not eligible to receive Matching Contributions for a six-month period. Participants over age 59 1/2 who receive withdrawals from their Salary Deferral Accounts continue to be eligible to receive Matching Contributions. All withdrawals are made pro rata from the various investment types. Withdrawals made before age 59 1/2 may be subject to tax penalty.

    Payments on Termination of Employment:

    If a participant terminates employment after he or she is fully vested in all accounts, the entire amount in his or her accounts will be distributed in a single sum to the participant or, in the case of the participant's death, to the participant's beneficiary. If a participant terminates employment before he or she is fully vested in all accounts, the vested portion of such accounts will be distributed in a single sum and the non-vested portion will be forfeited. A participant or beneficiary may elect to receive the single sum distribution as of the close of the calendar month in which termination of employment or death occurred. If the value of the participant's account exceeds $3,500, the participant may elect to receive the distribution on any later date no later than April 1 following the calendar year the participant reaches 70 1/2, and a beneficiary may elect to receive the distribution on any later date no later than five years after the participant's death. However, if the beneficiary is the participant's spouse, the beneficiary may elect to receive the distribution on the latest date that the participant could have elected to receive the distribution. If the value of a participant's account does not exceed $3,500, the participant or his or her beneficiary will receive the distribution as of the close of the calendar month in which termination of employment or death occurred.

                              PACTEL CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Plan Description (Continued)
    ----------------------------

    Method of Distribution and Withdrawal:

    A participant's vested Plan Benefit shall be distributed in the form of a single lump sum in cash, except that, if any portion of the Plan Benefit is invested in the Company Stock Fund, the participant may elect to receive such Plan Benefit in whole shares of Pacific Telesis Group stock and cash for any fractional shares.

    Forfeitures:

    If a participant ceases to be an employee before becoming 100% vested in Company accounts, the non-vested portion of each Company account constitutes a forfeiture during the plan year in which the employment terminated. Forfeitures arising from Company Contributions other than the Variable Contribution are applied in the following order:

    (a) to restore allocations for participants improperly excluded from such allocations.

    (b)  to restore forfeitures for reinstated employees; and

    (c)  to reduce future Company Contributions.

    Forfeitures arising from the Variable Contribution are added to current year's Variable Contribution.

    Restoration of Forfeited Amounts:

    Forfeitures will be restored to the participant's accounts if the participant is reemployed before incurring a permanent service break (five consecutive calendar years during which the participant does not complete more than 500 hours of service in each calendar year). Reinstatement is made from other forfeitures of former employees of the Participating Entity which reemployed the participant.

    Beneficiaries:

    A participant may designate one or more beneficiaries to receive a distribution in case of his or her death.

    Statements of Account:

    Statements are prepared and distributed quarterly.

    Voting:

    A participant will have the right to instruct the Trustee how to vote the shares of Pacific Telesis Group stock allocated to the participant's account under the Company Stock Fund.

                              PACTEL CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Plan Description (Continued)
    ----------------------------

    Acceptance of Tax-Free Rollovers:

    Participants or Eligible Employees may make a rollover of the taxable portion of a qualified total distribution from a former employer's qualified plan by contributing all or part of that portion in cash to this plan within sixty days of the distribution. The rollover does not qualify for a Matching Contribution.

2.  Changes in the Plan
    -------------------

    Effective July 1, 1992, three new investment funds were added (The Money Market Fund, The Bond Fund and The Balanced Fund) and the following changes were made:

    The previously existing investment funds changed names as follows:

        The Guaranteed Interest Fund   became   The Interest Income Fund
        The PTG Stock Fund             became   The Company Stock Fund
        The Conservative Equity Fund   became   The Equity Fund
        The Growth/Risk Fund           became   The High Growth Fund

    The Interest Income Fund ceased receiving new contributions and incoming investment transfers. Participants will not be permitted to transfer from the Interest Income Fund to either the Money Market Fund or the Bond Fund. Participants will not be permitted to transfer amounts to an investment fund if, at the same time, an amount was transferred from such investment fund.

3.  Accounting Policies
    -------------------

    The fair value of investments is determined as follows:

    - Shares or equivalent shares in the Company Stock Fund are reported on the basis of the last published sales price per share at month end as reported on the New York Stock Exchange composite tape.

    - The High Growth Fund, the Equity Fund, the Money Market Fund, the Bond Fund and the Balanced Fund own units of investment funds held by the investment manager. The underlying investments are valued based on published sources where available or, if not available, from other sources considered reliable.

    - Contracts with insurance companies in the Interest Income Fund are based on principal plus reinvested interest, less distributions.

    - Short term investments are valued by the trustee at cost, which approximates market.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Accounting Policies (Continued)
    -------------------------------

    Purchases and sales of securities and units of investment funds are reflected as of the trade date.

    Dividend income is  recorded on the ex-dividend date.   Interest earned on
    investments is recorded on the accrual basis.

    Expenses of the Plan, with the exception of the SIT New Beginning Growth Fund, are paid directly by the Corporation and, as such, are not reflected in the accounts of the Plan. However, brokerage fees, transfer taxes and other fees incident to the purchase and sale of securities are deemed part of the cost of the securities or shall be deducted from the sale proceeds, as the case may be. Fees charged by the SIT New Beginning Growth Fund are in accordance with the fund's prospectus.

    Realized  gains or  losses  and  the  change  in  unrealized  appreciation
    (depreciation) of the investments of the Plan are presented in the statement of changes in net assets available for plan benefits as appreciation/(depreciation) of investments - net.

    Amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not been paid as of the year-end are included in net assets available for benefits. In 1992 and prior years, these amounts were reflected as distributions payable in the statement of net assets available for Plan benefits and as distributions to participants in the statement of changes in net assets available for Plan benefits. In 1993, the American Institute of Certified Public Accountants ("AICPA") established a new guideline for the treatment of amounts allocated to accounts of participants who have elected to withdraw from the Plan but who have not yet been paid as of the year-end. The new guideline states that the Plan should not reflect these amounts as liabilities on the financial statements. The 1992 statement of net assets available for Plan benefits and the 1992 and 1991 statements of changes in net assets available for Plan benefits have therefore been restated to reflect retroactively this accounting change. The effect of the restatement was to reduce the benefits payable and increase net assets available for Plan benefits by $371,000 as of December 31, 1992.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Accounting Policies (Continued)
    -------------------------------

    As the Department of Labor requires these amounts to be reported as a liability on the Form 5500, the following reconciles net assets available for benefits between these financial statements and the Form 5500 as of December 31:

                                                    1993       1992
                                                ---------  ---------
                                                   (000s)     (000s)

        Net assets available for Plan
            benefits per financial statements    $89,928    $64,717
        Benefits due for participant
            withdrawal/distribution                 (532)      (371)
                                                ---------  ---------
        Net assets available for Plan
            benefits per Form 5500               $89,396    $64,346
                                                =========  =========

    Similarly, the 1993 distributions to participants amount reflected in the statement of changes in net assets available for benefits is reconciled to the Form 5500 as follows:

                                                               1993
                                                           ---------
                                                              (000s)

        Distributions to participants per
            financial statements                            $ 4,622
        Benefits due:
            Beginning of year                                  (371)
            End of year                                         532
                                                           ---------
        Distributions to participants per Form 5500         $ 4,783
                                                           =========

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Participant Accounts
    --------------------

    At  December 31, 1993, approximately 3,656 employees of PacTel Corporation
    and  other Participating  Entities were  participating in  the Plan.   The
    number of employees of the Corporation and its subsidiaries participating by investment direction, as described in Article 11 of the Plan text in the Prospectus was:
                                                      December 31,
                                                  ------------------
                                                    1993        1992
                                                  -------    -------
    Company Stock Fund                             2,234       1,886
    High Growth Fund                               1,804       1,749
    Equity Fund                                    1,465       1,424
    Interest Income Fund                           1,570       1,926
    Money Market Fund                              1,653       1,348
    Bond Fund                                        425         344
    Balanced Fund                                  1,068         986

    As indicated in Note 1, Participants can direct their investments to any number of Funds except the Interest Income Fund. The above table includes all Participants in each Fund, including those who are in more than one Fund. As a result, the total exceeds the number of Participants in the Plan.

5.  Tax Status
    ----------

    The Plan obtained its latest determination letter in 1989, in which the Internal Revenue Service ("IRS") stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code ("IRC"). The Plan has been amended since receiving the 1989 determination letter and no new determination letter has been received from the IRS. However, the Plan administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, no provision for income taxes has been included in the Plan's financial statements.

6.  Net Assets Transferred Into and Out of the Plan
    -----------------------------------------------

    During 1991, the Corporation sold certain business units to Northern Telecom, Inc. As a result, the net assets relating to certain participants were transferred to the Northern Telecom Employee Thrift/Savings Plan during 1991.

                      PACTEL CORPORATION RETIREMENT PLAN
                   NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Spin-off
    --------

    In December 1992, Pacific Telesis Group announced that its Board of Directors had approved a plan to separate PacTel Corporation from its other businesses through a distribution to its shareowners of all of the common stock of PacTel Corporation held by Pacific Telesis Group. In connection with the separation, PacTel Corporation completed an Initial Public Offering of common stock in December, 1993. On April 1, 1994, Pacific Telesis Group distributed all of its remaining interest in PacTel Corporation in a one-for-one distribution to its shareowners. PacTel Corporation changed its name to AirTouch Communications at that time.

    At the time of the spin-off, AirTouch Communications became the sponsor of the PacTel Corporation Retirement Plan. All the assets and liabilities of the PacTel Corporation Retirement Plan as sponsored by Pacific Telesis Group were transferred to the Plan as sponsored by AirTouch Communications as of April 29, 1994. The value of each Participants' Accounts under AirTouch Communications sponsorship as of the date of transfer was equal to the value of the Participants' Accounts under Pacific Telesis Group sponsorship as of such date.

                                                                SCHEDULE I
                      PACTEL CORPORATION RETIREMENT PLAN
          Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                              COMPANY STOCK FUND
                           (Formerly PTG Stock Fund)
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
Pacific Telesis Group
  Common Shares                     92.7%**      550 shs $ 22,978  $ 29,830
                                  -----------             -------- --------
Total Company Stock Fund            92.7%                  22,978    29,830
                                  ===========             -------- --------

                               HIGH GROWTH FUND
                          (Formerly Growth/Risk Fund)
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
SIT New Beginning Growth Fund        96.1%**   1,396 shs   14,016    17,679
Short Term Investments                  -     $    2            2         2
                                  -----------             -------- --------
Total High Growth Fund               96.1%                 14,018    17,681
                                  ===========             -------- --------

                                  EQUITY FUND
                      (Formerly Conservative Equity Fund)
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
State Street S&P 500
  Index Flagship Fund                96.8%**     181 shs   11,012    12,596
Short Term Investments                  -       $  2            2         2
                                  -----------             -------- --------
Total Equity Fund                    96.8%                 11,014    12,598
- --------------------------------- ===========             -------- --------
(* & **    see footnotes on page 27)

                                                                 SCHEDULE I
                      PACTEL CORPORATION RETIREMENT PLAN
          Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                             INTEREST INCOME FUND
                      (Formerly Guaranteed Interest Fund)
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
Contracts with Insurance
  Companies:

Metropolitan Life
  Insurance Company***                30.1%        $3,672    3,672    3,672
John Hancock Mutual Life
  Insurance Company***                26.2%        $3,200    3,200    3,200
Provident Life & Accident
  Insurance Company***                16.1%        $1,965    1,965    1,965
Mutual Life Insurance Company
  of New York***                      15.6%        $1,900    1,900    1,900
Short Term Investments                15.8%        $1,928    1,928    1,928
                                  -----------             -------- --------
Total Interest Income Fund           103.8%                 12,665   12,665
                                  ===========             -------- --------

                               MONEY MARKET FUND
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                    ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
State Street Yield
  Plus Fund                           89.6%**      $4,928    4,928    4,928
Short Term Investments                  .3%        $   14       14       14
                                  -----------             -------- --------
Total Money Market Fund               89.9%                  4,942    4,942
- --------------------------------- ===========             -------- --------


(*, ** & ***   see footnotes on pages 27 and 28)

                                                                 SCHEDULE I
                      PACTEL CORPORATION RETIREMENT PLAN
          Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                   BOND FUND
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
State Street Bond
  Market Fund                         94.7%      105 shs    1,130     1,204
Short Term Investments                  .2%     $  3            3         3
                                  -----------             -------- --------
Total Bond Fund                       94.9%                 1,133     1,207
- --------------------------------- ===========             -------- --------

                                 BALANCED FUND
                       (Dollars and Shares in Thousands)

                                               December 31, 1993
                                   ----------------------------------------
                                                Number of
                                   Percentage   Shares or
                                     of Fund    Principal             Fair
Name of Issuer and Title of Issue Net Assets*    Amount     Cost      Value
- --------------------------------- ----------- ----------- -------- --------
State Street PacTel
  Balanced Fund                      97.3%**     608 shs    6,402     7,188
Short Term Investments                  -       $  2            2         2
                                  -----------             -------- --------
Total Balanced Fund                  97.3%                  6,404     7,190
- --------------------------------- ===========             -------- --------

GRAND TOTAL ALL FUNDS                95.7%               $ 73,154  $ 86,113
- --------------------------------- ===========             ======== ========


Footnotes:
- ----------

   * Percentages represent the item's fair value as a percent of the applicable fund's Net Assets Available for Plan Benefits at December 31, 1993.

  ** Investment represents 5% or more of the total Plan Net Assets Available for Benefits at December 31, 1993.

                                                                 SCHEDULE I
                      PACTEL CORPORATION RETIREMENT PLAN
    Item 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (Continued)

Footnotes (Continued):
- ----------------------
 *** The contracts with Metropolitan Life Insurance Company, John Hancock Mutual Life Insurance Company, Provident Life & Accident Insurance Company and Mutual Life Insurance Company of New York provide for the repayment of principal and the crediting of interest at a composite effective annual interest rate. At December 31, 1993, the contract with Metropolitan Life Insurance Company had a balance of $3,672,000 at 8.9% with maturity dates of December 31, 1993 and 1995. The contract with John Hancock Mutual Life Insurance Company had a balance of $3,200,000 at 6.61% with maturity dates of December 31, 1993, December 30, 1994, December 29, 1995 and December 31, 1996. The Provident Life & Accident Insurance Company contract had a balance of $1,965,000 at 6.44% with maturity dates of December 31, 1996 and 1997. The contract with Mutual life Insurance Company of New York, with a maturity date of December 31, 1994, had a balance of $1,900,000 at 8.46%. The timing of remittance of contributions and other participating employee-directed transactions may cause the actual yield to vary from these rates. The composite interest rate in future years may be higher or lower upon entering new contracts.

      The Moody's Investors Service, Inc. ratings for each of the insurance companies as of May, 1994 are as follow:

                     Company                            Rating
      -----------------------------------------         ------
      Metropolitan Life Insurance Company                 Aa1

      John Hancock Mutual Life Insurance Company          Aa2

      Provident Life & Accident Insurance Company         Aa3

      Mutual Life Insurance Company of New York          Baa1

      The above ratings reflect the views of the rating agency. There is no assurance that such ratings will continue for any period of time or that they will not be changed or withdrawn. Explanations for the above ratings are as follow:

       Aa Insurance companies  rated  Aa offer  excellent financial  security.
          Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

      Baa Insurance  companies  rated Baa  offer adequate  financial security.
          However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to B. The modifier 1 represents the higher end of the category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a lower end ranking.

                                                                                                              SCHEDULE II
                                                  PACTEL CORPORATION RETIREMENT PLAN
                                            ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                                                 FOR THE YEAR ENDED DECEMBER 31, 1993
                                                        (Dollars in Thousands)
                                                                                                    Current Value
                                                                                                   of Asset as of
Identity of                                       Number of      Purchase      Selling    Cost of   December 31,       Net
Party Involved          Description of Assets   Transactions       Price        Price      Asset        1993          Gain
- ---------------------   ---------------------   ------------    ----------   ----------  --------- --------------  ----------
State Street            Yield Plus Fund              96            $ 3,933        N/A         N/A      $ 3,933          N/A
State Street            Yield Plus Fund              17                N/A    $   343     $   343          N/A          -0-
Pacific Telesis
  Group                 Common Shares                80            $ 8,708        N/A         N/A      $ 9,243          N/A
SIT Investment          New Beginning Growth
  Advisers                Fund                       18            $ 5,045        N/A         N/A      $ 5,307          N/A
SIT Investment          New Beginning Growth
  Advisors                Fund                       23                N/A    $ 2,146     $ 1,703          N/A         $443
State Street            S&P 500 Index Flagship
                          Fund                       14            $ 2,863        N/A         N/A      $ 2,863          N/A
State Street            S&P 500 Index Flagship
                          Fund                       22                N/A    $ 1,282     $ 1,139          N/A         $143
State Street            Collective Short Term
                          Investment Fund           316            $26,153        N/A         N/A      $26,153          N/A
State Street            Collective Short Term
                          Investment Fund           349                N/A    $26,288     $26,288          N/A          -0-

Note:  The above transactions exceed 5%, individually or in the aggregate for a series of transactions involving the same person, of the PacTel Corporation Retirement Plan net assets available for plan benefits at the beginning of the Plan year January 1, 1993.

                                  SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Retirement Plans Committee has duly caused this annual report to be signed by the undersigned thereunto duly authorized.





                            PACTEL CORPORATION RETIREMENT PLAN






                             By PacTel Corporation Retirement
                                Plans Committee






                              By /s/ R. P. McGahan
                                 -----------------------------
                                 R. P. McGahan
                                 Member of the Committee


Dated:  June 16, 1994